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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 1998

                         Catalina Marketing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




        1-11008                                           33-0499007
        -------                                           ----------
Commission File Number                         (IRS Employer Identification No.)



         11300 9th Street North
        St. Petersburg, Florida                                         33716
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(Address of principal executive offices)                              (Zip Code)



                                 (813) 579-5000
                          -----------------------------
                          Registrant's Telephone Number



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Item 5.  Other Events.

              On October 15, 1998 Catalina Marketing Corporation (the Company) issued a press release communicating its second quarter fiscal 1999 earnings, included in this report as Exhibit 99.7.


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Item 7.  Exhibits.

         99.7  Form of press release dated October 15, 1998.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CATALINA MARKETING CORPORATION




                                          By:  /s/ Philip B. Livingston
                                              ----------------------------------
                                                   Philip B. Livingston,
                                                   Senior Vice President and
                                                   Chief Financial Officer


Dated:  October 16, 1998